Exhibit 99.3

St r ictly P r iva t e & C on fi den ti a l [JM] Inv e stor Prese n tati o n St r ictly P r iva t e & C on fi den ti a l F e b r ua r y 2024

EDGE cunova

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD BE UNLAWFUL

February 2024

Disclaimer

This presentation (the "Presentation") has been prepared by SDCL EDGE Acquisition Corporation (the "SEDA," "us" or "we") and is provided on a confidential basis solely to recipients that are "accredited investors" (as defined in Rule 506 of Regulation D) (any such recipient, together with its subsidiaries and affiliates, the "Recipient") solely for their own benefit and internal use and only for purposes of considering the opportunity to participate in the proposed private placement (the "Proposed Transaction") in connection with the potential initial business combination (the "Initial Business Combination") of SEDA with the prospective target businesses (the "Target" or the "Company"). Any reproduction, publication or distribution of this Presentation, in whole or in part, or the disclosure of its contents, without SEDA's prior written consent, is prohibited. This disclaimer and the requirement for strict confidentiality shall apply without prejudice to any other confidentiality obligations to which you are subject. By accepting this Presentation, you hereby agree to be bound by and comply with the restrictions contained herein. By accepting and/or by reading this Presentation, the Recipient agrees and undertakes towards SEDA and the Target that it will not, and will cause its directors, officers, employees, representatives, advisors and consultants (the "Representatives") not to, disclose any type of information relating to SEDA or the Target. By accepting this Presentation, the Recipient agrees to maintain this information in the strictest confidence and to protect and safeguard this Presentation against any unauthorized publication or disclosure. Although SEDA reasonably believes the information contained in this Presentation related to SEDA and the Target is accurate in all material respects as of the date of this Presentation or the date to which the information contained in this Presentation makes reference to, neither SEDA, the Target nor any of their affiliates, directors, officers, shareholders, employees or advisers or any other person, makes any representation or warranty, either expressed or implied, as to the accuracy, completeness or reliability of the information contained herein or any other written, oral or other communications transmitted or otherwise made available to the Recipient in the course of its evaluation of the Initial Business Combination. SEDA and the Target further expressly disclaim any and all liability relating to or resulting from the use of this Presentation based on the accuracy or sufficiency thereof or on any errors, omissions or misstatements, negligent or otherwise, relating thereto. Accordingly, none of SEDA, the Target nor any of their affiliates, directors, officers, shareholders, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered or incurred by any Recipient as a result of relying on any statement in or omission from this Presentation, and the Recipient hereby expressly disclaims such liability. In addition, the information contained in this Presentation is provided as of the date hereof and may change, and neither SEDA nor the Target undertakes any obligation to update such information, including in the event that such information becomes inaccurate or incomplete. Except to the extent required by law, neither SEDA, the Target nor any other person assumes responsibility for the accuracy or completeness of the information contained in this Presentation. Further, the information contained herein is preliminary, based on a range of assumptions, is provided for discussion purposes only, is only a summary of selected key information, is not complete, does not take into account all relevant economic and market factors, does not contain certain material information about the Proposed Transaction or the Initial Business Combination, including risk factors associated with the Target, SEDA, the Proposed Transaction or the Initial Business Combination, and is subject to change without notice. This Presentation is not intended to contain all the information that a person may desire in considering an investment in the Proposed Transaction. Any person seeking to make any such investment should consult with its own advisors (including but not limited to legal, regulatory, tax, business, financial and accounting advisors) to the extent necessary, and make its own investment decision and perform its own independent investigation and analysis of an investment in the Proposed Transaction and an analysis of the Initial Business Combination and the other transactions contemplated in this Presentation. The Recipient should not consider any information in this Presentation to be legal, investment, business, tax or accounting advice or a recommendation. The Recipient agrees that none of Sustainable Development Capital LLP ("SDCL"), SDCL EDGE Sponsor LLC ("Sponsor"), the Target or any of their respective affiliates, directors, officers, employees, shareholders, advisors or agents shall have any liability for any misstatement or omission of fact or any opinion expressed herein. Any person consulting this Presentation should also carefully consider the risks and uncertainties described in the "Risk Factors" section of SEDA's final prospectus dated October 28, 2021 relating to its initial public offering, and subsequent periodic filings with the U.S. Securities and Exchange Commission (the "SEC") on Form 10-Q and Form 10-K. Any actual terms of the opportunity may vary from what is discussed herein and may do so in a material manner. There can be no assurance, and neither SEDA nor Target gives any assurance, that SEDA or Target will achieve the desired results or that any investor will receive any return of or on capital.

This Presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration qualification under the securities laws of any such jurisdiction.

Neither the SEC nor any state or territorial securities commission has approved or disapproved of the securities or determined if this Presentation is truthful, accurate or complete.

Certain statements, estimates, targets and projections contained in this Presentation may constitute "forward-looking statements" for purposes of the federal securities laws. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on those forward-looking statements as predictions of future events or future performance of SEDA or the Target. These forward-looking statements include, but are not limited to, statements regarding SEDA, the Target or their respective management teams' conclusions, expectations, hopes, beliefs, intentions or strategies regarding the future and/or future events or circumstances. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "addressing," "anticipated," "become," "benefit," "believe," "creating," "continues," "covered," "driven," "enabling," "expected," "growing," "implementing," "improve," "includes," "increasing," "intended," "may," "projected," "provide," "remain," "resulting," "shown," "support," "will," and similar expressions may identify forward-looking statements, but the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements in this Presentation may include, for illustrative and non-exhaustive purposes only, statements about:

- SEDA's ability to engage in and complete the Initial Business Combination;
- SEDA's expectations and estimates regarding the performance of the Target;
- SEDA's expectations and estimates regarding the markets and market participants relevant to the Target;
- SEDA's public securities' potential liquidity and trading;
- SEDA's financial performance following its initial public offering;
- Target's ability to complete the acquisition of the Aerospace Business of KME Group by cunova GmbH ("cunova"); and
- Target's projected future operational and financial performance, including anticipated benefits of cunova's acquisition of the Aerospace Business of KME Group and the proposed business combination between the Target and SEDA.

Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Such factors include, but are not limited to, various factors beyond management's control, including other risks and uncertainties set forth in the section entitled "Risk Factors" in SEDA's final prospectus dated October 28, 2021 relating to its initial public offering and other risks and uncertainties indicated from time to time in the definitive proxy statement to be delivered to SEDA shareholders and related registration statement of the Target on Form F-4, including those set forth under "Risk Factors" therein, or as otherwise indicated from time to time in other documents filed or to be filed with the SEC by SEDA or the Target. Accordingly, any projections, modelling or analysis may differ materially and should not be viewed as factual and should not be relied upon as an accurate or complete prediction of future results, events or circumstances. Further, the information contained in this Presentation may derive, either in whole or in part, from various internal and external sources. No representation or warranty is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or analysis or any other information contained in this Presentation. Any financial information in this Presentation (including specifically the projections) that are forward-looking statements are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Target's control. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections.

The financial information and data for cunova for the fiscal year ended December 31, 2023 and for the Aerospace Business for the fiscal years ended December 31, 2023 and 2022 contained in this Presentation is unaudited, based on draft statutory accounts, does not conform to Regulation S-X, and is subject to PCAOB audit. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in the final registration statement to be filed with the SEC and the definitive proxy statement/prospectus contained therein.

In this presentation, we use a number of key operating metrics, including Full Added Value (FAV), and non-IFRS financial measures, including EBITDA, Adjusted EBITDA and ROCE, which we believe accurately, in all material respects, reflect the principal parameters of our historic performance.

The financial measures EBITDA, Adjusted EBITDA, and ROCE, and measures calculated based on these measures, that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") or international financial reporting standards ("IFRS"). These non-GAAP/non-IFRS measures, and other measures that are calculated using these non-GAAP/non-IFRS measures, are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP or IFRS and should not be considered as an alternative to operating income, net income or any other performance measures derived in accordance with GAAP or IFRS. The Target believes these non-GAAP/non-IFRS measures of financial results provide useful information to management and potential investors regarding certain financial and business trends relating to the Target's financial condition and results of operations. The Target believes that the use of these non-GAAP/non-IFRS financial measures provides an additional tool for potential investors to use in comparing the Target's financial condition and results of operations with other similar companies, many of which present similar non-GAAP/non-IFRS financial measures to investors. There are a number of limitations related to the use of these non-GAAP / non-IFRS financial measures and their nearest GAAP / IFRS equivalents. For example, the Target's definitions of non-GAAP / non-IFRS financial measures may differ from non-GAAP / non-IFRS financial measures used by other companies and therefore the non-GAAP/non-IFRS measures in this Presentation may not be directly comparable to similarly titled measures of other companies. For reconciliations to the most directly comparable GAAP / IFRS measure, see Appendix A hereto.

SEDA expresses current intentions only. The Presentation and the information contained in it do not constitute an offer capable of acceptance or intended to otherwise give rise to a binding contract. The Presentation and the information contained in it do not constitute a commitment of SEDA or the Target to engage in the Initial Business Combination or to underwrite or place any financing or securities in relation to any business combination. Unless and until a definitive agreement is entered into regarding the Initial Business Combination, SEDA and the Target will not be under any obligation whatsoever with respect to the Initial Business Combination, including, without limitation, to negotiate terms of the Initial Business Combination, except as specifically set forth herein.

Signing of a business combination agreement with respect to the Initial Business Combination will be subject to the receipt of all necessary approvals, and the finalisation of relevant agreements for any acquisition to the satisfaction of SEDA and the Target.

The information contained in this Presentation is based on present circumstances, economic and market conditions, assumptions, and beliefs. Neither SEDA or the Target has any obligation to update this Presentation or correct any inaccuracies or omissions it discovers following the date of this Presentation.

SEDA is an "emerging growth company" as defined under the United States Securities Act of 1933, as amended (the "Securities Act"). SDCL is authorized and regulated in the United Kingdom by the Financial Conduct Authority. The information contained herein does not constitute or form part of, and should not be construed as, an offer or invitation to purchase, subscribe for, underwrite or otherwise acquire, any securities of SEDA or any other person nor should it or any part of it form the basis of, or be relied on in connection with, any contract to purchase or subscribe for any securities of SEDA or any other person or in connection with any other contract or commitment whatsoever.

2

Strictly Private & Confidential

EDGE cunova

February 2024

Presenting team

cunova



Werner Stegmüller

CEO

- Former CEO of Griesson - de Beukelaer GmbH Co. KG and Theo Müller Group of Companies
- Previous experience includes KSB AG, Horváth & Partners Management Consultants, IDS Scheer AG and Plaut



Dr. Wolf van Lengerich

CFO

- Former CFO of Eickhoff Maschinenfabrik und Eisengießerei GmbH and Maschinenfabrik Bernard Krone
- Previous experience includes Wincor Nixdorf and Bayerische HypoVereinsbank AG



Dr. Peter Böhlke

Head of Aerospace

- Responsible for Aerospace business within KME since inception of the R&D phase in 2019
- Group Director, Technology & Development at KME since November 2019
- Joined KME Group in 2003 as the Technical Coordinator, Rolled Products

EDGE



Jonathan Maxwell

Chairman & Co-CEO

- Over 25 years of experience in international finance, infrastructure and private equity
- Founder and CEO of Sustainable Development Capital LLP, investment adviser to EDGE
- Managed the IPOs of SDCL Energy Efficiency Income Trust and HSBC Infrastructure Company Ltd

Note: Presenting team represents the structure of the group after the proposed Business Combination is completed

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Strictly Private & Confidential

EDGE cunova

February 2024

SEDA transaction rationale

SEDA's acquisition criteria	cunova
1 Well positioned to **capitalize on sustainability growth markets**	✓
2 **A leading market player with differentiated product offering** and business model	✓
3 **Stable cash flow profile** with an ability to remain profitable through market cycles	✓
4 Significant and realizable **earnings growth potential**	✓
5 Primary geographical **focus on North America and Europe**	✓
6 Ability to **benefit from access to public markets**	✓

Overview of Proposed Transaction

- cunova GmbH ("cunova"), a global leader in the manufacturing of high end specialty copper products, will merge indirectly, through its sole shareholder Magnet Joint Venture GmbH, with SEDA, a NYSE listed special purpose acquisition company
- cunova will concurrently acquire the Aerospace business of KME Group ("Aerospace"), a leading engineering partner of the aerospace industry
- The combined entity, comprised of cunova and Aerospace (the "Company")[1], will be listed on NYSE

$736m	Pro forma enterprise value[2]
$289m	Pro forma net debt[3]
$78m	2023P[4] Adjusted EBITDA[5]
9.4x	Implied EV / 2023P Adjusted EBITDA[5] vs. peers at 14.1x[6]

1. Unless otherwise specified, this Presentation assumes the acquisition of Aerospace by cunova has taken place and presents the Company on such basis. 2023 average EUR/USD exchange rate of 1.081 used throughout the Presentation
2. Pro forma EV calculated based on estimated Trust Value at closing (US$10.00/share) multiplied by pro forma shares outstanding (44.7m) plus pro forma net debt (US$289m)
3. Represents pro forma total debt of the Company less cash and cash equivalents (including financial credits of $2.4m, which represents insured amounts due to cunova in relation to the ABN factoring facility) as at December 31, 2023
4. 2023P represents preliminary unaudited financials in this presentation
5. Adjusted EBITDA defined as net income before income tax, exceptional items (carve-out cost), interest expense, and depreciation & amortization (cunova Adjusted EBITDA of US$61m and Aerospace Adjusted EBITDA of US$18m), as adjusted for the acquisition of the Aerospace Business of KME Group
6. Selected peer set based on Value-Add Processor peers (ATI, Carpenter Technology, Reliance Steel & Aluminum, Worthington Industries and Timken) and Aerospace peers (Transdigm, Hexcel, and Howmet Aerospace) based on FactSet data as at February 14, 2024

Strictly Private & Confidential

4

EDGE cunova

February 2024

Key investment highlights



1. Scarce public market opportunity for substantial long-term upside potential with **direct exposure to the high-growth space exploration market** – benefitting from proprietary IP that contributes a dynamic competitive positioning
2. Outlook supported by **strong market fundamentals across key end markets**
3. **History of anticipating and meeting market needs** across addressable markets and well positioned to **capitalize on existing growth markets**
4. **Long-term relationships with blue chip customers** – resulting in low churn and approximately 25% recurring revenue[1]
5. **Important contributor** to sustainability and the energy transition in the electric vehicle and aerospace engine sectors
6. Consistent, **through-the-cycle profitability with substantial long-term upside, supported by high returns and margins, low capital requirements and virtually no commodity price exposure**
7. Highly **attractive entry valuation** relative to peers as the Company currently expects to benefit from KME Group's fast-growing Aerospace business, which is expected to become a greater proportion of the Company's overall business following the proposed business combination

1. Inclusive of both cunova and the Aerospace business

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Strictly Private & Confidential

St r ictly P r iva t e & C on fi den ti a l Comp a ny overview 1

EDGE cunova

February 2024

Global leader in specialty copper products

A market leading position in all of the segments in which it operates

Casting

The market leader[2] for complex, customer-specific casting moulds

Provides life-extending and knowledge-bearing services after installation



#1

Market Position[2]

Addressable Market Share[2]


Company
50%
Other

Aerospace

A leading engineering partner of the space exploration industry, providing comprehensive design services and high performing products



- First mover advantage on critical rocket engine components
- We believe we are the only established supplier to nearly all tier-one names in the space exploration sector of components we offer

Maritime

Supplying a unique range of seawater-resistant pipes, flanges and fittings



#1

Market Position[3]

Addressable Market Share[3]


Company
40%
Other

Industrial & Energy

High conductivity products for thermal and electrical application (e.g. HVDC[1]) in various industrial sectors



#2

Market Position[4]

Addressable Market Share[4]


Company
25%
Other

1. *High-voltage direct current*
2. *Worldwide market share (percentage k€) estimated by total market demand of moulds by region based on management estimates and the number of pieces supplied by each player as of 2020 (limited number of players in the market). Represents casting technologies only*
3. *Global market for CuNi seawater applications based on management estimate; estimated based on the share of won tenders by end market and the average to get a blended market share as of 2020*
4. *Market for copper alloys CuTe, CuSP, CuCr1Zr based on management estimates of the extruded & drawn business as of 2020 (i.e. excluding the special parts and cooling elements); In European Elbrodur and OSNA markets (other / emerging markets are not well defined)*

Strictly Private & Confidential

7

EDGE cunova

February 2024

What we do

Producer of mission critical copper products and solutions to a diverse set of end markets

Casting

56% of 23P Adjusted EBITDA[1]

Supply and services for customer-specific casting moulds made of special copper alloys

Casting Technologies
- Moulds for continuous steel casting
- Advanced mould coatings & materials

Casting Services
- Repair & maintenance

Aerospace

23% of 23P Adjusted EBITDA[1]

Engineering and design partner for aerospace, with a focus on the space exploration end market

- Highly specialized components for aerospace rocket engines, designed for critical applications in extreme environments

Maritime

11% of 23P Adjusted EBITDA[1]

Supplier of pipes and fittings for shipbuilding and offshore installations

Navy
- Specialized components to naval submarines

Commercial and O&G
- Corrosion resistant tube, fittings and flanges for seawater applications

Industrial and Energy

11% of 23P Adjusted EBITDA[1]

Supplier of ready-to-install components, pressed and drawn rods, profiles, and tubes

- Extruded & drawn
- Special parts
- Cooling elements
- 3D powder

Company key stats

Osnabrück, Germany Headquarters	**>1,000** Full-Time Employees Globally	**9** Facilities Globally	**c.25 Years** Average Professional Experience of Leadership Team
<5% Customer Churn Rate[2]	**30%** 2023P Adjusted EBITDA Margin[3]	**20% CAGR** (2021-23P Adjusted EBITDA[1])	**#1 and #2** Addressable market position[4]

Across all segments, the Company will provide products and services that are often both performance-critical and specified into client processes

1. Adjusted EBITDA defined as net income/loss as presented in the Company's financial statements in accordance with IFRS, as adjusted to exclude (i) income tax, (ii) exceptional items (one-off carve out cost), (iii) interest expense, and (iv) depreciation and amortization
2. Data based on management calculations for 2017-2020 period, does not account for Casting Services and excludes KMETF
3. 2023P Adjusted EBITDA Margin calculated as 2023P Adjusted EBITDA (US$78m) divided by 2023P Full Added Value (see slide 23 for definition of FAV)
4. #1 addressable market position in Casting Technologies and Maritime segments and #2 in the Industrial & Energy segment as of 2020 (see slide 7 for clarification on geographic scope of market positions)

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Strictly Private & Confidential

EDGE cunova

February 2024

Why we are needed – Casting

Mould Casting

Description
▪ Essential to steelmaking process – both BF[1] and EAF[2] – yet **a marginal portion (<0.5%) of a mill's cost base**   ▪ **Product quality is paramount and demand is inelastic** as moulds are often specialized to the client, **resulting in high switching costs** for the client   ▪ Casting products are consumable and have **a regular service and replacement cycle**, resulting in recurring revenue generation

Example applications

Casting of flat steel



Casting of long steel



Casting of non-ferrous metals[3]



Service



We believe we are the leading supplier of an essential and bespoke consumable component to the steel industry

1. *Blast Furnace ("BF")*
2. *Electric Arc Furnace ("EAF")*
3. *Casting of non-ferrous metals includes aluminum (for thin strip casting)*

Strictly Private & Confidential

9

EDGE cunova

February 2024

Why we are needed – Aerospace

Aerospace

Description

- **We believe we are the only established supplier of the components we offer in the space exploration sector** – first mover advantage
- Marginal portion of a rocket's cost base representing critical engine components that allow for the reuse of rocket engines
  - This reusability contributes to resource efficiency in the aerospace industry – a primary objective across the sector
- Reputation for quality and reliability
- Based on the performance of existing products, we are currently **exploring expanding to other parts of the engine**

Example applications

Rocket engine components











We believe we are the only established supplier capable of providing rocket engine components critical to reusability[1]

1. *KME market intelligence*

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Strictly Private & Confidential

EDGE cunova

February 2024

Why we are needed – Maritime & Industrial & Energy

	Description	Example applications

Maritime

Description

- We believe we are a top producer of corrosion resistant tube, fittings and flanges for seawater applications
- Products designed for durability and longevity
- Loyal customer base – trusted supplier to key western navies

Example applications

Naval submarines



Offshore O&G platforms



Desalination plants



Commercial shipbuilding



Industrial & Energy

Description

- Trusted supplier of key components to a variety of high tech industries:
  - Sputter targets for LED screens
  - Parts for HVDC power transmission
  - Cooling of EAF and BF
  - Copper alloy powder for 3D printing
  - Hollow profile rods for liquid cooled EV motors
- Potential for continuous expansion of product offerings driven by growth in end markets and R&D into other applications

Example applications

EAF cooling



HVDC transmission



3D printing



Sputter targets for LED screens



Hollow profiles rods for liquid cooled EV motors



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Strictly Private & Confidential

EDGE cunova
February 2024

Why we win

Our unrelenting focus on quality and innovation – in end markets where consistency and reliability are critical – separate us from the competition and drive recurring revenue and growth opportunities

1. **Market standard in reliability** with a long and proven track record of quality in our end markets

2. **Value-add repair and maintenance services** enhancing client relationships and increasing our market understanding

3. **Barriers to entry** with spec'd in designs, high market share, know-how, customer comfort, on-site technical consultants, and a comprehensive patent portfolio covering niche industries

4. **Strong and diverse customer base** with c.1,000 customers per year across 4 continents[1]

5. **Constant innovation** based on deep understanding of customers' applications resulting in new solutions for the challenges of customers

6. Ability to meaningfully impact **sustainability** and **cost metrics of customers**

7. **Price insensitive customers** despite mission critical applications as products make up a **small component of their overall cost structure**

8. With our **first mover advantage**, we believe we are the **only established supplier of key components** to nearly all tier-one names in the **space exploration sector**

1. Based on average annual number of unique customers from January 1, 2020 to September 18, 2023

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Strictly Private & Confidential

EDGE cunova
February 2024

Where we do business

Globally diversified business model – with exposure to both mature and growth markets

Geographic footprint


Production Plant
Service Centre
Headquarter (Production and Service Centre)

Business by region[1]


LATAM & MEA
~3%
Europe
APAC
~15%
~40%
~42%
North America

The US is currently expected to represent the Company's largest growth market

Globally diversified with >1,000 Full-Time Employees and c.1,000 customers per year[2]

1. Based on 2023P Full Added Value (see slide 23 for definition of FAV) including Aerospace sales located 100% in North America
2. Based on average annual number of unique customers from January 1, 2020 to September 18, 2023

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Strictly Private & Confidential

St r ictly P r iva t e & C on fi den ti a l Key inves t me n t hig h lights 2

EDGE cunova
February 2024

1 Substantial direct exposure to high-growth space exploration…

We believe we are the only established provider of certain mission critical equipment to some of the most active space exploration companies


Total payload coverage (kt)[1]
Higher payloads require rockets to have more engines
30% CAGR
1.1
1.7
2.6
3.0
3.5
4.3
5.0
6.6
9.2
2022
2023
2024
2025
2026
2027
2028
2029
2030


Estimated Aerospace addressable copper component market (t)[1]
3.1x increase
445
1,400
2022
2030

Space exploration activity is currently outpacing reusability rate of engines – resulting in potentially more than tripling of the addressable market size for Aerospace

Source: Global management consulting firm
1. USA and Europe only

Strictly Private & Confidential
15

EDGE cunova
February 2024

2 …with a strong outlook in other key end markets

Global (ex China) crude steel production outlook (mt)

Casting


818
856
947
1,058
2015
2022
2025
2030

- Global crude steel production (excluding China) growth currently expected to be stable through 2030 and over the long-term

Number of submarines per year

Maritime


35
30
25
20
15
10
5
-
2015
2020
2025
2030
2035
SSN(X) Class1
Virginia / Virginia Extended2
Columbia Class3
Hulls Under Construction

- Virginia Class Block VI (10 shipsets) and Columbia Class currently expected to be tendered in 2023

Copper demand from renewable energy (mt)[4]

Industrial & Energy


0.9
0.9
1.3
1.8
2020
2022
2025
2030

- Copper end-use demand from renewable energy sources is currently expected to nearly double by 2030 compared to 2020

Source: World Steel Association, Wood Mackenzie
1. *Successor to the Virginia Class*
2. *Virginia Class Submarine*
3. *Columbia Class Submarine*
4. *Wood Mackenzie base case end-use copper demand for solar and wind renewable energy, data only available from 2020 onwards*

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EDGE cunova

February 2024

③ Well-positioned for growth through exposure to key growth markets…

Trends	Expected growth vector	Company segment
Space Exploration	▪ Recyclability of engines and increased focus on resource efficiency ▪ Opportunity to supply additional engine components	Aerospace
Decarbonization and Green Steel	▪ EAF cooling for green steel ▪ Supplier to newest and lowest emission steel mills ▪ End to end automation of steel plants (e.g. mould as sensor)	Casting Industrial & Energy
Electrification	▪ Components for HVDC transmission ▪ Hollow profile rods for water-cooled electric motors	Industrial & Energy
Defense Spending	▪ Customized, corrosion resistant pipes, flanges and fittings for submarines and aircraft carriers	Maritime
Additive Manufacturing	▪ 3D powder and printed solutions	Industrial & Energy

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EDGE cunova

February 2024

3 …supported by organic growth initiatives

A history of innovation and anticipating customer needs and market trends

Approach to innovation

- Given the highly customized product offerings and importance placed by the customer on quality and reliability, constant innovation is important to developing tailor-made solutions that meet customer needs
- An effective R&D function is critical to building market share in new and growing applications
- Innovation is supported by a full integration of capabilities through ongoing dialogue with customers and learnings from casting services
- A portfolio of approximately 30 patents and a significant R&D pipeline

Product growth initiatives / R&D pipeline

cunova

Ramp-up


Copper Powder


MRI Components


HVDC Transmission


EAF Cooling

Field test


Smart Mould


EV Motor Cooling

Concept


EV Super Charging


Printed Welding Cap


Additional addressable components

Near-term planned operational growth initiatives

- ✓ Optimization of sales and agents network
- ✓ Expand Casting Services coverage "going down the caster"
- ✓ Increase Casting penetration in India by local manufacturing
- ✓ Automation at flagship Osnabrück plant
- ✓ Entrance into aluminium casting wheels expected to provide access to a currently underrepresented market

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EDGE cunova

February 2024

4 Long-term relationships with blue chip customers…

With c.1,000 customers per year[1], the Company has a diversified customer base – including premier names in each of its end markets

Casting Technologies

GERDAU
PRIMETALS TECHNOLOGIES
HYUNDAI STEEL
NUCOR
DANIELI
ArcelorMittal
TATA STEEL
日照钢铁控股集团有限公司 RIZHAO STEEL HOLDING GROUP CO.,LTD.

Casting Services

thyssenkrupp
JSW
ERDEMIR
ISDEMIR
USS
TATA STEEL
SSAB
ArcelorMittal
CLIFFS
NUCOR
ATI
BlueScope
SDI Steel Dynamics, Inc.
GENERAL DYNAMICS Electric Boat

Aerospace

Established supplier to nearly all tier-one players[2]

Maritime

Newport News Shipbuilding
GENERAL DYNAMICS Electric Boat
NAVAL GROUP
BAE SYSTEMS
FINCANTIERI
LARSEN & TOUBRO
Seatrium

Industrial and Energy

SVS SCHWEISSTECHNIK
ODU A PERFECT ALLIANCE.
Miller
HSP
BRUKER
SKS WELDING SYSTEMS
THERMACUT THE CUTTING COMPANY

1. Based on average annual number of unique customers from January 1, 2020 to September 18, 2023
2. Aerospace customer list is redacted due to customer confidentiality requirement

19

Strictly Private & Confidential

EDGE cunova

February 2024

④ …driven by our track record of product reliability

Product quality and substitution risks drive high levels of recurring revenue

- Most of the components produced have a “zero-failure” tolerance – their performance is mission critical to our customers
- We believe substitution risk is low given the importance of reliability to our customers and our products typically represent a small portion of the total cost of the customer’s product
- The trust of our customers is, therefore, one of our most important assets and a gives us a distinct competitive advantage that drives significant recurring revenue

1. **Tailor made products** often specified into manufacturers’ product designs
2. **Trusted supplier** to US, UK, French and Italian navies[1]
3. **>30 year** average length of key casting customers[2]
4. **<5%** customer churn across the portfolio[3]
5. **Majority of the 25 largest steel companies** source from cunova[4]
6. The Company’s casting moulds account for **<0.5% of steel production costs**[5]
7. Aerospace products typically represent **a marginal allocation of the client’s capex budget**
8. Key Aerospace customers seeking to **increase content through engine coverage**

1. *Tier 2 supplier to US, UK, French and Italian navies*
2. *Key casting customers based on long-standing customer relationships with Rizhao Steel, ArcelorMittal and Nucor*
3. *Data based on management calculations for 2017-2020 period, does not account for Casting Services and excludes KMETF*
4. *Ranking of top steel-producing companies in 2022 by the World Steel Association*
5. *Based on management’s 2020 estimate*

Strictly Private & Confidential

20

EDGE cunova

February 2024

(5) Dedicated to resource efficiency and the circular economy and to support the transition to energy conservation

Provider of critical components that support the energy transition and resource efficiency in the aerospace, maritime and steel manufacturing industries

Positioned to supply high quality, specialty copper products that support the energy transition in the electric vehicle sector

Aerospace products contribute to the re-use of rocket engines, contributing to resource efficiency and cost reduction in the aerospace industry

Providing critical components to the newest and most efficient mills being constructed


Enabling re-use of Aerospace engines
Contributing to lower carbon steel manufacturing
Improving maritime resource efficiency
Making electric vehicles more efficient
Contributing to the Circular Economy
Energy transition
MAKE
USE
REUSE
RECYCLE
REDESIGN
CIRCULAR ECONOMY
cunova

By reducing resource consumption, extending the life cycle of products, using renewable materials and reusing end-of-life products, we are an important positive contributor to the Circular Economy

In 2023, management estimates ~50-60% of copper used by cunova was recycled

Products designed to last the lifetime of a ship/submarine

Specialized products that improve performance of EV motors and vehicle charging

Sources: cunova and KME estimates

Strictly Private & Confidential

21

EDGE cunova
February 2024

6 A business model that passes through commodity price risk

Adjusted EBITDA[1] (US$m), Adjusted EBITDA margin (%) vs copper price (US$/mt)[2]


Copper cash official LME price (US$/mt)
12,000
10,000
8,000
6,000
4,000
2,000
18% growth
21% growth
55
65
78
26%
28%
30%
2021
2022
2023P
Adjusted EBITDA (US$m)
Adjusted EBITDA Margin (% of FAV)
Copper Price (US$/mt)

Supply agreements

- Supply agreements are in place with KME and other suppliers for provision of material in accordance with pre-agreed specifications
- At the time the Company enters into a sales agreement with a customer, the Company only purchases the amount of material it requires from its suppliers
- The commodity price charged by the Company's suppliers are passed through to the customer
- The Company also has the right to sell scrap to KME for recycling

The Company passes its commodity costs through to customers, as demonstrated by its consistent margins through the recent commodity price cycle

Source: FactSet
1. Adjusted EBITDA defined as net income before income tax, exceptional items (carve-out cost), interest expense, and depreciation & amortization
2. Copper price data from January 1, 2021 to December 31, 2023

22
Strictly Private & Confidential

EDGE cunova

February 2024

6 Consistent and robust profitability – with high ROCE, low capital intensity and increasing margins

FAV[1] by segment (US$m)


211
43
42
126
235
36
44
11
144
264
39
43
27
154
12%²
(4%)
2%
n.a.
10%
2021
2022
2023P
CAGR ('21-'23)
■Casting ■Aerospace ■Maritime ■Industrial & Energy

Adjusted EBITDA margin[3] by segment (%)


26%
28%
30%
30%
n.a.
12%
28%
32%
56%
10%
23%
28%
65%
20%
22%
2021
2022
2023P
■Casting ■Aerospace ■Maritime ■Industrial & Energy ○Total margin

Adjusted EBITDA by segment (US$m)


55
12
5
37
65
8
4
6
46
78
9
8
18
44
20%²
(16%)
29%
n.a.
8%
2021
2022
2023P
CAGR ('21-'23)
■Casting ■Aerospace ■Maritime ■Industrial & Energy

Additional financial metrics

	2022	2023P
Capex[4]	$13m	$15m
OCF[5]	$39m	$65m
ROCE[6]	26%	32%
Shown on a consolidated basis		

Existing backlog as of February 2024: US$128m FAV[1]

1. *Full Added Value (FAV) is defined as contractual sales in a given period, minus metal costs - including premium and handling fees - which are contractually passed on the customers. For 2021 and 2022, FAV is based on internal consolidation with budgeted foreign exchange; in 2023, FAV is based on actual foreign exchange*
2. *CAGR is calculated as adjusted for Aerospace*
3. *Shown as a percentage of FAV*
4. *Includes capex attributable to cunova*
5. *2022 cunova OCF US$35m and Aerospace OCF US$4m; 2023P cunova OCF US$53m and Aerospace OCF US$12m*
6. *Return on Capital Employed*

Strictly Private & Confidential

23

EDGE cunova
February 2024

6 Anticipated business growth drivers

Management's current view


Casting

- Over the long-term, top-line expected to grow at a higher rate than global crude steel production (excluding China)
  - Steel market outperformance driven by:
    - Increasing service portfolio of Casting Services – "going down the caster" and products manufactured by other suppliers
    - Increasing market share of Casting Technologies through optimization of go-to-market strategy, including making key hires in key regions
    - Increasing presence and market share in India
- Potential for further growth through implementing mould as a critical sensor in steel plant automation
- Margins expected to slightly improve with top-line growth due to fixed cost absorption and optimization of production process


Aerospace

- Over the long-term, top line expected to grow proportionately with expansion of addressable copper component market
- Potential for further growth over the medium to long term through expanding product offering to additional components of the rocket engine and increases to non-satellite space exploration activity
- Margins expected to improve with top-line growth due to fixed cost absorption


Maritime

- Over the medium to long-term, top line expected to grow proportionately with increases in submarine part demand and upstream O&G spend
  - Virginia Class Block VI (10 shipsets) and Columbia Class expected to be tendered in 2023
- Slight margin expansion expected in the near-term due to increasing demand of CuNi 70/30 fittings mainly used in submarines


Industrial &
Energy

- Recent negative Adjusted EBITDA growth driven by weakness in core markets, most notably sputter screens for LEDs
- Core market recovery expected to support return to historical earnings levels in the near-term
- Further incremental top-line and margin growth expected through expansion into new markets, including additive manufacturing and EV technology

24

Strictly Private & Confidential

EDGE cunova
February 2024

7 Attractive entry valuation – with significant potential upside

EV / 2023P Adjusted EBITDA (x)


Value-add processors
Aerospace focused
9.4x
23.1x
20.5x
19.7x
12.0x
11.3x
9.0x
8.9x
8.5x
Aerospace targets a specific industry segment which currently trades at a significant premium to value-add processors cunova[1] (Proposed Transaction)
TRANSDIGM GROUP INC.
HEXCEL
HOWMET AEROSPACE
ATI
CARPENTER TECHNOLOGY
RELIANCE STEEL & ALUMINUM CO.
TIMKEN
WORTHINGTON INDUSTRIES

	cunova (Proposed Transaction)	TransDigm	Hexcel	Howmet Aerospace	ATI	Carpenter	Reliance	Timken	Worthington
2023P Adjusted EBITDA Margin (% of gross sales)	16%[2] 30% (% of FAV)[3]	50%	18%	23%	15%	13%	13%	19%	13%

Aerospace's contribution to the Company's Adjusted EBITDA is currently expected to meaningfully grow over the next decade

Source: FactSet as at February 14, 2024
1. *9.4x EV / EBITDA ratio calculated based on at-merger enterprise value of US$736m and 2023P Adjusted EBITDA of US$78m, as adjusted for the acquisition of the Aerospace Business of KME Group*
2. *2023P Adjusted EBITDA Margin calculated as 2023P Adjusted EBITDA (US$78m) divided by 2023P revenue (US$485m)*
3. *2023P Adjusted EBITDA Margin (% of FAV) calculated as 2023P Adjusted EBITDA (US$78m) divided by 2023P Full Added Value (see slide 23 for definition of FAV)*

25

Strictly Private & Confidential

EDGE cunova

February 2024

Key takeaways

- **Attractive entry point with significant potential to increase value**
- **First mover advantage** providing direct exposure to all tier-one space exploration companies – a sector we believe is **currently positioned for substantial growth**
- **Established leader in all key segments** – with high market share, recurring revenue and barriers to entry
- **Robust fundamentals and strong outlook currently across all key end-markets** – with identified initiatives underway to maximize exposure
- History of **strong margins, through-the-cycle profitability, and cash flow generation**
- **Strong backing from KME**, a global leader in copper products – a demonstration of confidence in the Company's future
- **Demonstrated leader in quality and innovation** – driving low churn and recurring revenue
- Heightened **strategic focus and accomplished management team**
- Dedicated to **resource efficiency and the circular economy** and to **support the transition to energy conservation**

26

Strictly Private & Confidential

St r ictly P r iva t e & C on fi den ti a l Cor p or a te hist o ry & tra n saction ove r view 3

EDGE cunova

February 2024

Corporate history: carve out process commenced 2020

Enhanced strategic focus – benefiting from a lean organizational structure and high quality management team with a proven track record

1920s[1]	2020-2022[2]	2022-2023	2024
History of success of legacy cunova business	**KME Special carve-out, investment from Paragon & rebranding to cunova**	**Continued improvement at cunova & transformational growth at Aerospace**	cunova + KME Aerospace business + EDGE
KME's specialty copper business has been in operations **since the 1920s[1]** **Proven track record** as a successful and standalone business unit	**KME** carves out **KME Special** **Paragon** acquires 55% interest in **KME Special**, with **KME** retaining 45% ownership **Paragon** provides institutional private equity support to enhance the KME Special carve-out process **KME Special rebrands to cunova**	Proliferation of space exploration drives substantial growth at **Aerospace** New leadership team at cunova	
KME	KME Special + PARAGON Partners → cunova	cunova, KME Aerospace business (growth)	

KME's desire to rollover its equity in the Company (and increase its effective ownership of cunova) demonstrates its confidence in the Company and its long-term success

1. Internal KME estimate
2. KME carved out KME Special in 2020; the merger between KME Special and Paragon closed in 2022; rebranding to cunova was completed in 2023

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Strictly Private & Confidential

EDGE cunova

February 2024

Refreshed and high-quality leadership team, with the management team averaging c.25 years of professional experience



Werner Stegmüller

Chief Executive Officer

31 years experience

- CEO since January 2023
- Previously CEO of Griesson - de Beukelaer for 7 months & Theo Müller group of companies for >4 years



Dr. Wolf van Lengerich

Chief Financial Officer

20 years experience

- CFO since August 2023
- Previously CFO of Eickhoff Maschinenfabrik und Eisengießerei for >3 years, Maschinenfabrik Bernard Krone for >4 years



Dr. Sascha Stempel

Chief Operating Officer

24 years experience

- COO since March 2023
- Previously COO of Brillux for >4 years



Klaas Unteutsch

Head of Melting & Casting Technologies

17 years experience

- Head of Melting & Casting Technologies since March 2023
- Joined KME in April 2016 as the Commercial Director



Jack A. Roser

Head of Casting Services

23 years experience

- Head of Casting services
- Previously CEO and President of Roser Technologies, Inc which was acquired by cunova on January 1, 2022



Michael Volland

Head of Maritime Applications

30 years experience

- Head of Maritime Applications since January 2009
- Joined KME in February 1993 as Sales Manager and served in this position for more than 15 years



Philip Schröder

Head of Industrial and Energy Applications

13 years experience

- Head of Industrial Applications since February 2024
- Previously Head of BU WeWire and Head of Sales at Coroplast for approx. 4 years



Dr. Peter Böhlke

Group Director, Technology & Development

23 years experience

- Group Director, Technology & Development at KME since November 2019
- Joined KME in 2003 as the Technical Coordinator, Rolled Products

29

Strictly Private & Confidential

EDGE cunova

February 2024

Transaction overview

Illustrative valuation, ownership and sources & uses

Illustrative pro forma ownership


SEDA[1]
8.5%
KME
31.3%
60.1%
SEDA public shareholders (including any PIPE shareholders)

Illustrative pro forma ownership[2]	Shares (m)	Value (US$m)
KME	26.9m	$269m[3]
SEDA public shareholders[4]	14.0m	$140m
SEDA[5]	3.8m	$38m
Total	**44.7m**	**$447m**

Illustrative pro forma valuation at close

Estimated trust value at closing	*US$/share*	$10.00/share
Pro forma shares outstanding[6]	*m*	44.7m
Total equity value	***US$m***	**$447m**
Pro forma net debt	*US$m*	$289m
Pro forma enterprise value	***US$m***	**$736m**
2023P Adjusted EBITDA	*US$m*	$78m
Implied EV / 2023P Adjusted EBITDA	*ratio*	9.4x

Illustrative sources & uses

Sources	(US$m)	Uses	(US$m)
Cash (in trust & any PIPE)[7]	$175m	Cash to Paragon	$135m
Existing net debt	$228m	KME tax coverage[8]	$20m
KME rollover equity[3]	$269m	Existing net debt rollover	$228m
Paragon VLA[9]	$61m	KME rollover equity[3]	$269m
		Transaction expenses[10]	$20m
		Paragon VLA[9]	$61m
Total sources	**$732m**	**Total uses**	**$732m**

1. *SEDA shareholding includes sponsor promote attributable to SDCL and SEDA IPO anchor investors and any SEDA PIPE shareholders (SEDA may enter into subscription agreements with certain PIPE investors to consummate a concurrent PIPE financing). This amount does not include shareholder redemptions which may take place in connection with the shareholder meeting to vote on the extension or the shareholder meeting to vote on the business combination*
2. *Assumes share price of US$10.00 / share and no redemptions, warrant dilution, or amendment to the terms of the public warrants*
3. *Calculated based on estimated Trust Value at closing (US$10.00/share) multiplied by KME pro forma ownership (26.9m shares)*
4. *Includes SEDA public shareholders and/or any PIPE shareholders (14.0m shares)*
5. *Includes promote shareholders (Approx. 1.8m shares of SEDA promote, 2.0m shares of anchor promote and 0.025m shares given to Nicolo Dubini)*
6. *Pro forma shares outstanding calculated using total equity value (US$447m) divided by estimated Trust Value at closing (US$10.00/share)*
7. *Cash (in trust & any PIPE) is US$175m and if not reached KME commits to fund max US$35m in order to reach to US$175m*
8. *Tax coverage to be paid to KME, final amount to be determined based on diligence*
9. *Paragon Vender Loan Agreement or similar instrument, the terms of which are to be finalized in connection with the proposed business combination*
10. *Illustrative transaction expenses*

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30

EDGE cunova

February 2024

Capitalization summary

Pro forma capital structure

Pro forma capital structure (US$m)

	Pro forma Net Debt (as of 31 Dec 2023)	x 2023P Adjusted EBITDA (ratio)	Interest Rate	Maturity
Cunova - Term Debt	$191	2.4x	TLA: EURIBOR + 6.25% TLB: EURIBOR + 6.50% TLC: SOFR + 7.00%	TLA: January 31, 2028 TLB: January 31, 2029 TLC: January 31, 2029
Cunova - Other Debt	$29	0.4x	ABN Factoring: EURIBOR +1.1% ABN Finished goods financing: EURIBOR + 1.4% PNC RCF: SOFR + 2.75%	
Cunova - Lease Liabilities[1]	$30	0.4x		
Paragon VLN[2]	$61	0.8x	10.0%	4 years from closing
Total Debt	**$311**	**4.0x**		
Less: Cash and Cash Equivalents[3]	($22)			
Net Debt	**$289**	**3.7x**		

1. US$30m lease liabilities are attributable to rent of operational locations and other lease liabilities
2. Paragon Vender Loan Note or similar instrument, the terms of which are to be finalized in connection with the proposed business combination
3. Pro forma cash and cash equivalents position includes financial credits of US$2.4m, representing insured amounts due to cunova in relation to the ABN factoring facility

31

Strictly Private & Confidential

St r ictly P r iva t e & C on fi den ti a l A Appe n dix

EDGE cunova

February 2024

How we do it

We participate in the highest value-added segment of the copper supply chain


Suppliers (no cunova exposure)
Operations
KME
Aerospace business
R&D, Design, and Engineering
Sales
Casting
Hot rolling
Intermediate rolling
Cutting
Finished product
Manufacturing outsourced to KME
Raw materials
Foundry
Rolling & sawing
Pre-material (slab or billet)
cunova
Machining (cutting, drawing, extrusion)
Annealing
Coating
Testing
Finished product
Service & maintenance
Scrap
R&D, Design, and Engineering
Sales
Operations

33

Strictly Private & Confidential

EDGE cunova
February 2024

Strong shareholder support for the transaction


Current KME ownership
KME
45%
100%
cunova
KME
Aerospace business
Equity
rollover
Pro forma KME ownership
KME
60.1% (basic basis)
180-day lockup
cunova
KME
Aerospace business

34
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EDGE cunova
February 2024

Adjusted EBITDA reconciliation

cunova

US$m [1]	2021	2022	2023P
Net income	22	15	6
Income taxes	4	8	9
Interest expense	10	20	33
Depreciation & Amortization	10	9	8
EBITDA	**47**	**52**	**56**
Exceptional Items (carve-out cost)	8	7	5
Adjusted EBITDA	**55**	**59**	**61**

Aerospace

US$m [1]	2021	2022	2023P
Net income	-	4	12
Income taxes	-	2	5
Interest expense	-	-	-
Depreciation & Amortization	-	-	-
EBITDA	**-**	**6**	**18**
Exceptional Items (carve-out cost)	-	-	-
Adjusted EBITDA	**-**	**6**	**18**

1. *Values may not add up due to rounding*

35

Strictly Private & Confidential

EDGE cunova

February 2024

ROCE reconciliation

cunova

US$m[1]	2021	2022	2023P
Adjusted EBITDA[2]	55	59	61
Depreciation & Amortization	(10)	(9)	(8)
Adjusted EBIT	**45**	**51**	**52**
Total Assets	n.a.	369	379
Total Current Liabilities	n.a.	(152)	(157)
ROCE	**n.a.**	**23%**	**24%**

Pro Forma

US$m[1]	2021	2022	2023P
Adjusted EBITDA[2]	55	65	78
Depreciation & Amortization	(10)	(9)	(8)
Adjusted EBIT	**45**	**57**	**70**
Total Assets	n.a.	369	379
Total Current Liabilities	n.a.	(152)	(157)
ROCE	**n.a.**	**26%**	**32%**

1. *Values may not add up due to rounding*
2. *Please see previous slide for the Adjusted EBITDA reconciliation*

36

Strictly Private & Confidential

37